UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2021

Oak Street Health, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39427	84-3446686
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

30 W. Monroe Street

Suite 1200

Chicago, Illinois 60603

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 733-9730

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	OSH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Oak Street Health, Inc. (“Oak Street Health”) announced today the appointment of Brian Clem as Chief Operating Officer of the Company. Mr Clem’s appointment in this role will be effective as of January 1, 2022. In this new role, Mr. Clem will continue to report to the Company’s Chief Executive Officer. Mr. Clem has served as the President of Oak Street Health since 2019, having joined the company in 2015 as a Regional Vice President and subsequently being promoted to Divisional President. Prior to joining Oak Street Health, Brian led the Medicare Advantage business from 2013 until 2015 at IU Health Plans, which is part of the Indiana University Health system. Prior to 2013, Brian served in leadership roles at Eli Lilly & Co., a global pharmaceutical company, beginning in 2004. Brian received an M.B.A. from Stanford University’s Graduate School of Business and a B.A. in Economics from Wabash College.

Mr. Clem succeeds Geoffrey Price who will become, as of January 1, 2022, the Company’s Chief Innovation Officer. Mr. Price will continue to serve on the Company’s Board of Directors. Mr. Price has served as the Company’s Chief Operating Officer and a member of the Company’s Board since he co-founded the Company in 2012. Prior to co-founding Oak Street Health, Mr. Price was a Project Leader from 2012 until 2013 and a Consultant from 2010 to 2012 at Boston Consulting Group. Mr. Price received an M.B.A. from Harvard Business School and a B.S. in Engineering from the University of Illinois. Mr. Price will continue to report, in this new role, to the Company’s Chief Executive Officer.

Any material changes or amendments to Mr. Clem’s or Mr. Price’s compensation arrangements in connection with these appointments have not yet been determined. In accordance with Instruction 2 to Item 5.02 of Form 8-K, the Company intends to file an amendment to this Current Report on Form 8-K if and when such information is available.

Item 7.01 Regulation FD Disclosure

On December 29, 2021, the Company issued a press release announcing these appointments as well as certain other leadership appointments. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. The information reported in this Item 7.01 (including Exhibit 99.1) is furnished to and not “filed” with the Securities and Exchange Commission for the purposes of the Securities Exchange Act of 1934, as amended, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shell be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press Release Dated December 29, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 29, 2021

Oak Street Health, Inc.

By:	/s/ Tim Cook
Name:	Tim Cook
Title:	Chief Financial Officer

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